                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                              January 11, 2000
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                         INTERNATIONAL PAPER COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


   New York                        1-3157                      13-0872805
--------------                   -----------             ----------------------
  (State of                      (Commission                 (IRS Employer
Incorporation)                      File)                Identification Number)


                   Two Manhattanville Road, Purchase, NY 10577
                   -------------------------------------------
                    (Address of Principal executive offices)


                                  914-397-1500
                                 ---------------
                                 (Telephone No.)


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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         N/A

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         N/A

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         N/A

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         N/A

ITEM 5.  OTHER EVENTS

         The Company announced 1999 fourth-quarter earnings of $227 million ($.55 per share) before special items, an increase of 20 per cent or $35 million ($.09 per share) compared to third quarter 1999 net earnings. All previous periods have been restated to include Union Camp Corporation.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         N/A

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements:

              N/A

         (b)  Pro Forma Financial Information:

              N/A

         (c)  Exhibits

              (99) Press release dated January 11, 2000 announcing earnings for the fourth quarter of 1999.


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ITEM 8.  CHANGES IN FISCAL YEAR

         N/A


                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            INTERNATIONAL PAPER COMPANY
                                            (Registrant)

Date:     January 12, 2000                          /s/ Carol M. Samalin
          Purchase, NY                      -----------------------------------
                                            Carol M. Samalin
                                            Assistant Secretary